EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Peter K. Ewing, President/Chief Executive Officer of Northern Institutional Funds (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2023 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 3, 2023	/s/ Peter K. Ewing
Peter K. Ewing, President
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Randal E. Rein, Treasurer/Chief Financial and Accounting Officer of Northern Institutional Funds (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2023 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 3, 2023	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Chief Financial and Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.